SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENT INFORMATION

25. SEGMENT INFORMATION

The Company is principally engaged in designing, developing, manufacturing, and marketing automobiles, including fuel vehicles, hybrid vehicles and electric vehicles. The Company manages the business activities on a consolidated basis and operates in one reportable segment. The determination of a single reportable segment is consistent with the consolidated financial information regularly provided to the Group’s chief operating decision maker (CODM), which is its Chief Executive Officer.

The accounting policies of the segment are the same as those described in the summary of significant accounting policies in Note 2. The CODM assesses performance for the segment and decides how to allocate resources based on consolidated net income (loss) that also is reported on the Company’s consolidated statements of loss.

The Company identifies the significant expenses within consolidated net income (loss) including cost of revenues, selling, general and administrative expenses, which are each separately presented on the Company’s consolidated statements of loss. Other segment items within consolidated net income (loss) include research and development expenses, impairment charges, other income and expenses.

The measure of segment assets is reported on the consolidated balance sheets as total consolidated assets. The Company’s long-lived assets consist primarily of property, plant and equipment, net. As the Company’s long-lived assets are substantially located in the PRC, no geographical segments are presented.